                                                                    EXHIBIT 10.1

                                             As of February 18, 2005

International Metal Enterprises, Inc.
1 Penn Plaza
Suite 2514
New York, New York 10119

Sunrise Securities Corp.
641 Lexington Avenue
25th Floor
New York, New York 10022

                  Re:      INITIAL PUBLIC OFFERING
                           -----------------------

Gentlemen:

                  The undersigned stockholder, officer and director of
International Metal Enterprises, Inc. ("Company"), in consideration of Sunrise
Securities Corp. ("Sunrise") entering into a letter of intent ("Letter of
Intent") to underwrite an initial public offering of the securities of the
Company ("IPO") and embarking on the IPO process, hereby agrees as follows
(certain capitalized terms used herein are defined in paragraph 11 hereof):

                  1. If the Company solicits approval of its stockholders of a
Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO
Shares.

                  2. In the event that the Company fails to consummate a
Business Combination within 12 months from the effective date ("Effective Date")
of the registration statement relating to the IPO (or 18 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. In such event, the undersigned hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company including, without limitation, any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby

International Metal Enterprises, Inc.
Sunrise Securities Corp.
As of February 18, 2005

waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company, pro rata with Michael
Barenholtz based on the number of Insider Shares held by each individual, against any and all loss, liability, claims, damage and expense whatsoever
(including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business if the Company does not obtain from such target business the
Trust Fund Waiver Acknowledgment that the Company is obligated to obtain pursuant to the Underwriting Agreement to be entered into between the Company and Sunrise in connection with the IPO, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund.

                  3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business in the metals and mining industries, until the earlier of the consummation by the Company of a
Business Combination, the commencement of liquidation proceedings of the Company or until such time as the undersigned ceases to be an officer or director of the
Company, subject to any pre-existing fiduciary and/or contractual obligations the undersigned might have.

                  4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Sunrise that the business combination is fair to the Company's stockholders from a financial perspective.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned ("Affiliate") will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, Marco Realty ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business

International Metal Enterprises, Inc.
Sunrise Securities Corp.
As of February 18, 2005

Combination.

                  6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  7. The undersigned will escrow his Insider Shares for the
three year period commencing on the Effective Date subject to the terms of a
Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

                  8. The undersigned agrees to be the Chief Executive Officer and a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the
Company. The undersigned's biographical information furnished to the Company and
Sunrise and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933.
The undersigned's Questionnaire furnished to the Company and Sunrise and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

          (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

          (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

          (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chief Executive Officer and a member of the Board of Directors of the
Company.

International Metal Enterprises, Inc.
Sunrise Securities Corp.
As of February 18, 2005

                  10. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to Sunrise and its legal representatives or agents (including any investigative search firm retained by Sunrise) any information they may have about the undersigned's background and finances ("Information"). Neither Sunrise nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business in the metals and/or mining industries; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares"
shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                                     Alan Kestenbaum
                                                     ---------------
                                                     Print Name of Insider

                                                     /s/ Alan Kestenbaum
                                                     -------------------
                                                     Signature

EXHIBIT A

     ALAN KESTENBAUM has been our chief executive officer and a member of our board of directors since our inception. He has over 20 years' experience in metals finance, distribution, trading and manufacturing. Mr. Kestenbaum founded and has been the chief executive officer of Marco International Corp., an international finance and trading company specializing in metals, minerals and raw materials, since 1985. Mr. Kestenbaum led Marco International's expansion into China and the former Soviet Union. He also established Marco
International's related private equity business and was involved in sourcing and concluding a number of private equity transactions, including ones relating to McCook Metals, Scottsboro Aluminum and Globe Metallurgical. Since 1997, Mr.,
Kestenbaum has also been the vice president of Marco Hitech JV LLC, a nutritional ingredient developer and supplier to the pharmaceutical and nutritional industries. From 1999 to June 2001, Mr. Kestenbaum was the chief executive officer of Aluminum.com, a provider of online metals trading services. In July 2001, following Mr. Kestenbaum's resignation and after the board of directors of Aluminum.com voted to cease operations, a group of former consultants and shareholders filed an involuntary Chapter 7 petition against
Aluminum.com. This petition was subsequently dismissed by the bankruptcy court and Aluminum.com wound down its affairs in good order, including paying all its creditors and returning all surplus cash to its shareholders. Mr. Kestenbaum began his career in metals with Glencore, Inc. and Philipp Brothers in New York
City. He received a B.A. in Economics cum laude from Yeshiva University, New
York.